UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  June 18, 2003
                                (Date of earliest
                                 event reported)


 Commission File       Name of Registrant; State of Incorporation; Address of        IRS Employer
 Number                Principal Executive Offices; and Telephone Number             Identification Number
 ------------------    ----------------------------------------------------------    ------------------------
 1-16169               EXELON CORPORATION                                            23-2990190
                       (a Pennsylvania corporation)
                       10 South Dearborn Street - 37th Floor
                       P.O. Box 805379
                       Chicago, Illinois 60680-5379
                       (312) 394-7398

 1-1839                COMMONWEALTH EDISON COMPANY                                   36-0938600
                       (an Illinois corporation)
                       10 South Dearborn Street - 37th Floor
                       P.O. Box 805379
                       Chicago, Illinois 60680-5379
                       (312) 394-4321

 1-1401                PECO ENERGY COMPANY                                           23-0970240
                       (a Pennsylvania corporation)
                       P.O. Box 8699 2301 Market Street
                       Philadelphia, Pennsylvania 19101-8699
                       (215) 841-4000

 333-85496             EXELON GENERATION COMPANY, LLC                                23-3064219
                       (a Pennsylvania limited liability company)
                       300 Exelon Way
                       Kennett Square, Pennsylvania 19348
                       (610) 765-6900


Item 5. Other Events.

On June 18, 2003, Exelon Corporation issued a note to its financial community announcing its agreement to sell the construction and services, underground and telecom businesses of its subsidiary, InfraSource Inc., to GFI Energy Ventures LLC and Oaktree Capital Management LLC. The note is attached to this report as
Exhibit 99.

This combined Form 8-K is being filed separately by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC (Registrants). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those discussed herein, as well as those discussed in (a) the Registrants' 2002 Annual Report on Form 10-K - ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations--Business Outlook and the Challenges in Managing Our Business for Exelon, ComEd, PECO and Generation, (b) the Registrants' 2002 Annual Report on Form 10-K - ITEM 8. Financial Statements and Supplementary Data: Exelon - Note 19, ComEd - Note 16, PECO - Note 18 and Generation - Note 13 and (c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               EXELON CORPORATION
                               COMMONWEALTH EDISON COMPANY
                               PECO ENERGY COMPANY
                               EXELON GENERATION COMPANY, LLC



                                /S/  Robert S. Shapard
                                -----------------------------
                                Robert S. Shapard
                                Executive Vice President and
                                Chief Financial Officer
                                Exelon Corporation


June 18, 2003